united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

PSI ALL ASSETFUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

PSI OPPORTUNISTIC FUND

ANNUAL REPORT

June 30, 2018

1-888-9-BUYPSI
(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2018.

After last year’s torrid pace, the markets have quieted down dramatically in 2018, with not much upward progress. Two headlines caught our attention while writing this letter.

According to Bank of America, their corporate clients were the largest purchasers of equities in the first half of 2018. This makes sense thanks to Trump’s tax reform which allowed companies to use repatriated cash to repurchase stock. (One would prefer businesses to use the cash to expand and hire more people; but which action has the most immediate impact on stock price, which tends to be the measuring stick for corporate bonuses?)

Also, when breaking apart the returns of the S&P 500 for the year, just four stocks, Amazon, Microsoft, Apple, and Netflix, have been responsible for 84% of the S&P upside in 2018.

When putting these two headlines together: that corporations were the biggest buyers of stocks (instead of the retail investor), and that the market returns are concentrated in just a handful of stocks, one might start to get a sense of déjà vu from the 2000 market top which had the same headlines. Add to this the fact that the Federal Reserve continues to raise interest rates and pull money out of the system by selling off the bonds they purchased during their Quantitative Easing period, and there might be some dramatic headwinds approaching. Not to mention the daily headlines of trade wars.

The markets like to climb walls of worry, so we will have to see how this plays out. Every day brings a new evaluation of the market, and the PSI Mutual Funds can change on a dime to act accordingly.

Here is a brief overview of each Fund:

All Asset Fund: FXMAX

Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities.

The Fund uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

The market closed the 3rd quarter of 2017 at new all-time highs. Strong U.S. corporate earnings growth was the driving force in the seemingly permanent bull market.

The All Asset Fund posted a positive performance in the 3rd quarter of 2017, up 2.66%. It outperformed its Morningstar category (Long/Short Equity) for the quarter, but slightly underperformed the same benchmark for 2017. The Fund maintained an overall risk-on stance all

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quarter where it took larger exposure long trades and smaller exposure short trades. The Fund held increased long exposures in early July, most of August, and brief periods in September. The biggest long exposure exceeded +140% after the August sell-off. Short exposures remained muted because of the overall risk-on stance held by the strategy.

The equity market in the 4th quarter of 2017 looked similar to the 3rd quarter. The passing of the tax reform plan prior to year-end added to investor euphoria further fueling bullish sentiment. Market volatility diminished to abnormally low levels over the past several quarters. This phenomenon was largely driven by excessive U.S. and global money supply seeking investment performance in a low yield environment. During the 4th quarter, we were in the late stages of the current credit expansion cycle which is a precursor to economic stagnation/weakness as well as rising levels of volatility. Because Fund uses a mean reversion strategy, the pickup of volatility towards more normal levels allows it to function optimally. The Fund maintained an overall risk-on stance for the quarter, where it took larger exposure long trades and smaller exposure short trades. The Fund’s biggest long exposure was around +70% which occurred in November. Short exposures remained in the sub-20% range because of the overall risk-on stance held by the Fund. The Fund was down slightly, -0.64% for the 4th quarter of 2017, but up 6.14% for the year.

After a prolonged period of abnormally quiet markets, the 1st quarter of 2018 saw a burst of volatility with the VIX index reaching 50 in early February—a level seen only a handful of times over the past decade: August 2015, August 2011, May 2010, and the global financial crisis of 2008. The Fund’s performance was due to a lack of volatility/mean reversion opportunities. While volatility is generally a good thing for mean reversion trading, sudden jumps in volatility (volatile volatility) can cause indicators to be caught off-side and take them a while to realign to the underlying market tendency. The 1st quarter was challenging for the Fund, resulting in negative performance of -5.44%. The Fund maintained an overall risk-on stance all quarter, where it took larger exposure long trades and smaller exposure short trades. The Fund’s largest exposure in the recent quarter was +200%, which occurred in early-February and late-March. Short exposures remained in the sub 20% range because of the overall risk-on stance currently held by the Fund.

As we completed the first half of the year, the stock market remained extremely choppy without any discernable direction. Market participants seemed increasingly unsure of Trump’s economic plan and the ultimate outcome of his global trade agenda. The Fund experienced difficult trading in the 2nd quarter of 2018, but not quite as dramatic as the 1st quarter. In 2nd quarter, the market could be characterized as highly choppy with decreasing but still elevated volatility. The Fund made profits up until late June, at which point the market started to sell-off and the Fund could not latch on to any good mean reversion opportunities and experienced multiple losing trades. The gains for the quarter were given back ending the quarter with a slight loss of -0.48%. The Fund maintained an overall risk-on stance all quarter, where it took larger exposure long trades and smaller exposure short trades. The Fund’s biggest exposure in the recent quarter was +178%, which occurred in late April. Short exposures remained in the sub-20% range because of the overall risk-on stance held by the Fund.

All Asset returned -4.05% for the 1-year period ended June 30, 2018, and -5.90% for the six months ended June 30, 2018. The BarclayHedge Equity Long/Short Index returned 7.39% for the 1-year period ended June 30, 2018, and 2.51% over the six months ended June 30, 2018.

Total Return Fund: FXBAX

Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

The 3rd quarter of 2017 began with a partial sell in high yield bonds. The sell did not last long. Seventeen days into the quarter, we went back to being fully invested. However, the volatility wasn’t over. In the second week of August, high yield prices dropped again, enough to trigger

3744-NLD-7/30/2018

another partial sell. But, like the previous sells, there was no follow-through and we became fully invested once more. This has been the story for just about all asset classes throughout 2017. Any dip in price has been short-lived and usually followed by a new high. The market was very resilient as it shrugged off hurricanes, rate hikes, North Korea’s nuclear threats, and both foreign and domestic tragedies. The long government bond continued to seesaw as it reacted to interest rate hikes and the Fed’s plan to reduce its portfolio of U.S. Treasuries and agency mortgage-backed securities. As a result, our government bond model was down for the quarter. Even though our high yield strategy had a couple false alarms, we were still able to produce a slightly positive return of 0.12% for the 3rd quarter.

While 2017 was a banner year for the stock market, the bond market did not do as well. Just like with stocks, volatility was very low all year. Only once did the Fund’s high yield bond model move completely out of high yields, and even that didn’t last long. However, despite the low volatility, bonds could not gain the same traction as stocks. A big reason for that was the multiple rate hikes by the Federal Reserve. Another reason was simply investors moving from lower risk investments into stocks. Given the challenges that bonds had, the Fund was down slightly, -0.87% for the 4th quarter 2017, but still produced a positive return of 1.70% for the year.

The market environment changed during 1st quarter of 2018. We saw dramatic swings in stocks. But for all the movement, the S&P 500 ended the quarter down only about 1%. It has been a difficult quarter for bonds as well. The Fed seemed determined to move forward with their planned three to four rate hikes this year; the first one occurring in March. The Fund triggered a sellsignal for high yield bonds at the beginning of February. However, they then rallied over the next several weeks and triggered a partial buy signal. By the end of the quarter, we had a 50% position in high yields and partial position in government bonds, the rest of the Fund was in cash. However, there was not any follow-through with the late February rally. During early March, high yields drifted downward. That eventually led to another sell signal. The Fund was down -0.72% for the 1st quarter.

Volatility continued for the 2nd quarter of 2018 —tariffs and the possibility of a trade war were the main contributors. This caused further weakness for emerging markets. The Federal Reserve raised interest rates for the second time this year, which added to the pressure that was already being placed on bonds. Although bonds fared better this quarter than the previous, their gain was minimal. High yield bonds rallied at the beginning of April, enough to get us fully invested. Unfortunately, that rally was short-lived, and we saw a quick decline. However, the decline was not quite enough to trigger a sell. High yields were basically flat for the month of May. June brought a small rally, but then declined. The June decline triggered a 50% sell on the last day of the month. The Fund was down -2.29% for the 2nd quarter.

The Total Return Fund returned -3.73% for the 1-year period ended June 30, 2018, and -3.00% over the six months ended June 30, 2018. The return for the Barclays Capital U.S. Aggregate Bond Index was -0.40% for the 1-year period ended June 30, 2018, and -1.62% over the six months ended June 30, 2018.

Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The Strategic Growth Fund had a solid 3rd quarter 2017, returning 2.29%. The low volatility market environment challenged tactical trading strategies such as ours. Nonetheless, our strategy produced results that we believe are good in absolute terms. The equity pair trades provided positive returns during the 3rd quarter; however, our directional models lost money during the quarter. In particular, we had a few days in September in which we were net short the market as the market continued to advance to all-time highs. We expected our short positions to begin to gain some traction as the market cooled a bit. Generally, we have seen a higher incidence of days where our

3744-NLD-7/30/2018

models were in cash due to low volatility. We feel our returns are good when one accounts for the days spent in cash.

The Fund had a strong 4th quarter and a favorable year, posting gains of 7.08% and 18.09%, respectively. All trading strategies added value in 2017. Our long/short S&P strategy added the most value primarily due to its long positions on up days. While the model attempted a handful of short positions during the year, the strength of the U.S. stock market throughout the year made it really difficult to add value through short positions. The market neutral pair trades also added a significant amount of value during the year. While the directional S&P strategy was in cash about a third of all days during the year, the pair trade strategy was quite active, which helped total portfolio returns. Our volatility trades added a small amount of value.

The 1st quarter of 2018 represented one of the most challenging environments we have seen in years. Specifically, in late January—against the backdrop of high stock valuations and low volatility—the fear of rising interest rates caused a rapid repricing of risk assets. This led to a large spike in volatility and VIX futures. Unfortunately, after cautiously trading VIX for the past year, we were caught short in a nasty forced unwind of the VIX position as margin calls caused massive short covering in many VIX ETF instruments. We carried a small allocation to VIX. Unfortunately, the position experienced over a 2% loss at the total portfolio level. We also experienced some loss in long equity positions during this event, some of which was recovered in the ensuing bounce. At the same time, our market neutral equity pairs strategy weathered the storm well, producing small incremental gains throughout the period. Nonetheless, the Fund posted -13.44% for the 1st quarter.

The 2nd quarter continued to present a difficult environment for the models within the Fund on a combined basis as markets seemed dominated by macro issues and news headlines. The directional models on the S&P and VIX made up the majority of the poor performance, while the pairs remained stable. On a combined basis the models were down around -500 basis points. Performance was driven primarily by long market signals from April 5 through 6 and long market short VIX signals from June 22 through 25. In both periods, the batting averages remained normal, but poignant single day sell-offs caught the models out. The result was a negative delta (difference between average winning day and average losing day) for the quarter related to just a couple of days. The Fund had a better 2nd quarter, retuning -4.37%.

It’s been a tough start to 2018, but historically the Fund has shown the ability to adapt and recover strongly given time and patience, even in markets such as these where it seems difficult to catch a trend right.

Strategic Growth returned -9.33% for the 1-year period ended June 30, 2018, and -17.22% for the six months ended June 30, 2018. The BarclayHedge Equity Long/Short Index returned 7.39% for the 1-year period ended June 30, 2018, and 2.51% over the six months ended June 30, 2018.

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

For the 3rd quarter of 2017, the Tactical Growth Fund returned 3.70%. The monthly performance during this period proved the benefit of our active management. In August, equities were mostly flat, but the Fund was holding more cash and bonds than equities and, therefore, avoided most of the downturn. The Fund performed well in the 4th quarter, up 3.80%. The Fund

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tries to manage that balance on a daily basis. As the market went up seemingly day after day, we continued our approach to hedge the portfolio with cash and bonds. We believe our gains during the quarter were competitive against a straight stock portfolio. As an added bonus, we monitor the Fund daily for risk and we can move to a more defensive position should conditions warrant. The Fund rewarded our vigilance by returning 13.27% for 2017.

The Fund was well-positioned for the 1st quarter of 2018 and rode out most of the violent swings of the market. For some time we have included a money market position and a government bond position to help dampen the down days.

One of the key determiners of how well the Fund performs is how the market moves on a day-to-day basis. Straight up markets and up-one-day-down-the-next markets work fine for the Fund, as that is what the market tends to do over long periods of time. Straight down markets present the greatest challenge. To protect against those, we have positioned the Fund more defensively in general. With interest rates on the rise and a potential trade war with China, we see more value in being a little more defensive now until a visible bottom is in place. The Fund returned -3.00% for the 1st quarter.

The Fund had strong performance throughout the 2nd quarter, returning 2.88%. In fact, the Fund beat its benchmark in each month. April was particularly strong as our asset allocation and sector plays helped us capture some of the market’s gains. Later in the quarter, our tactical shifts had us positions more conservatively and avoided some of the market’s losses. However, our positions in high yields and government bonds didn’t help on the upside, as those sectors had a difficult time moving up in the face of rising interest rates.

Tactical Growth returned 7.43% for the 1-year period ended June 30, 2018, and -0.20% for the six months ended June 30, 2018. The BarclayHedge Global Macro Index returned 3.15% for the 1-year period ended June 30, 2018, and -0.41% over the six months ended June 30, 2018.

Opportunistic Fund: FXCAX

Investment Strategy

The PSI Opportunistic Fund, the Fund seeks to achieve its primary investment objective by investing in a combination of open-end investment companies (mutual funds) and exchange traded funds (ETFs) that invest primarily in: (1) U.S. fixed-income securities, (2) money market securities, (3) U.S. equity securities (common and preferred stocks), (4) foreign equity securities (common and preferred stocks), or (5) alternative assets, which it defines as commodity-related, currency-related, or real estate-related securities, using a tactical strategy.

The Fund seeks to achieve its objective, in part, by employing an unconstrained, adaptive methodology driven by an algorithmic strategy selection process, concurrently using multiple investment disciplines. From a pool of more than 50 independent investment strategies provided by multiple independent investment managers, its algorithmic selection process determines the appropriate allocation of investing strategies to use daily.

Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund may allocate assets in the following ranges: equity 0% to 200%, fixed-income 0% to 150%, and alternative asset 0% to 100%.

The Fund buys securities within specific market segments when its analysis indicates a high probability that the segments and securities are likely to outperform competing investments. The Fund sells securities to reduce exposure to a market segment or a security when its tactical analysis indicates that the segment or security is likely to underperform competing investments. The Fund may engage in frequent buying and selling of securities to achieve its investment goals.

At the end of the 3rd quarter of 2017, we changed the underlying strategy of the Calendar Effects Fund; we also changed its name to the PSI Opportunistic Fund. During the 3rd quarter, the Fund held more in cash than in any other period of the year. The research used to power the Fund has shown that, consistently over time, the late summer months don’t provide a strong risk/return reward. Long story short, it pays to remain in cash and not subject the Fund to the volatility of the summer months. The Fund returned a modest 0.21% for the 3rd quarter.

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As we expected, the Fund had a strong 4th quarter with 3.48% returns and low volatility. The Fund was well-positioned and took advantage of the rally in stocks. Its non-emotional disciplined selection engines, which determine the appropriate allocation to the more than 60 independent investment strategies available each day, maintained significant long exposure to the stock market. The Fund was up 7.44% for 2017.

While the 1st quarter of the 2018 provided more than its fair share of market drama. The month of January took 2017’s perfect year to an unsustainable, parabolic extreme. The S&P 500 finished higher by nearly 6% on the heels of tax reform and synchronized global growth trends.

Early February introduced cracks into the market’s foundation. Ironically, these did not come from economic weakness, but rather from unexpected signs of strength fomenting fears of overheating. Specifically, while jobs had been strong throughout the prior year, the January employment report, released in early February, showed hourly wages increasing at the highest rate of increase since 2009. That led to concerns of tight labor conditions stoking inflation, challenging interest rate sensitive bond and real estate issues while raising the cost of doing business for stocks.

While volatility events and bull market corrections in the stock market are quite common, it is important for investors to recognize that bear markets during periods of economic strength are rare. History reminds us that the typical intra-year pullback for the S&P 500 is approximately -14%. From our seat, the current move looks to be no different. We believe the follow-on waves of volatility have been caused by declarations of domestic protectionism and perceived regulatory threats against the technology complex along with a Federal Reserve unprecedented raising of interest rates as well as selling assets simultaneously. Thus, while the stock market had begun to heal after a very strong February employment report released in early March and a downward revision to wage growth, a third wave down in the stock market’s correction occurred late in the month to finish the quarter at the lows. And yet despite all the drama, the major stock market indices saw returns well within normal ranges. The Fund returned -8.70% for the 1st quarter of 2018.

What does this all mean for tactical Funds? First, a dramatic and rapid shift occurred in market regimes over just a period of days. Markets went from no presidential tweet could do wrong, to high political drama and individual corporate concerns. For funds based on assessing the market environment, such as Opportunistic, this practically meant that algorithms had little, if any time to adapt. That being said, with volatility now back to more normal levels, which we expect to persist for months or even quarters longer, this is an environment when active management should have an opportunity to come to the forefront.

U.S. stocks demonstrated marked stability during the 2nd quarter as compared to earlier in the year. This despite rising trade tensions as President Trump sought to improve the United States’ global trade stance through various and escalating tariff threats. U.S. large caps found themselves moderately higher on the year. Bullishly, small cap, growth, and technology issues were doing better as the impact of trade relations and rising interest rates was relatively low. In comparison, industrial and materials stocks, the target of initial tariff talks, have struggled. As the quarter drew to a close, the positive inputs of improving economic conditions and strong earnings growth were being counterbalanced by concerns about the impact of an extended trade war and the outlook for inflation. Thus, stocks closed June effectively stuck in a trading range.

The Fund had overall strong performance during the 2nd quarter, with a 3.36% return, though it struggled slightly in both April and June. The market’s performance for those two months was lackluster and a few of our positions failed to give us any positive momentum. May, however, was profitable for the Fund. The Fund capitalized by leveraging long into several strong days in the equity market. These strong gains allowed us to beat most of our peers for the quarter, as most other managers struggled to deal with volatility.

Opportunistic returned -2.15% for the 1-year period ended June 30, 2018, and -5.64% for the six months ended June 30, 2018. The BarclayHedge Global Macro Index returned 3.15% for the 1-year period ended June 30, 2018, and -0.41% over the six months ended June 30, 2018.

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We continue to have confidence that substantial exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

DEFINITIONS

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed rate and hybrid ARM pass - throughs), ABS, and CMBS sectors. The U.S.-Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results,

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PSI All Asset Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2018
PSI All Asset Fund – Class A	(4.05)%	(0.73)%	(2.03)%
PSI All Asset Fund – Class A with load	(9.59)%	(1.91)%	(2.76)%
S&P 500 Total Return Index ***	14.37%	13.42%	15.04%
BarclayHedge Equity Long/Short Index ****	7.39%	5.12%	5.14%
HFRI Macro: Systematic Diversified Index ^	0.34%	0.86%	0.68%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Class A returns are calculated using the traded NAV on June 29, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.46%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2018:

% of Net Assets
Exchange Traded Funds	80.8%
Other Assets less Liabilities, Net	19.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Total Return Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2018
PSI Total Return Fund – Class A	(3.73)%	(1.21)%	(1.05)%
PSI Total Return Fund – Class A with load	(9.26)%	(2.38)%	(1.80)%
Barclays Capital U.S. Aggregate Bond Index***	(0.40)%	2.27%	2.53%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.36%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2018:

% of Net Assets
Mutual Funds	50.9%
Exchange Traded Fund	25.0%
Other Assets less Liabilities, Net	24.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2018
PSI Strategic Growth Fund – Class A	(9.33)%	(0.50)%	1.36%
PSI Strategic Growth Fund – Class A with load	(14.55)%	(1.68)%	0.60%
S&P 500 Total Return Index ***	14.37%	13.42%	15.04%
BarclayHedge Equity Long/Short Index ****	7.39%	5.12%	5.14%
HFRI Macro: Systematic Diversified Index ^	0.34%	0.86%	0.68%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.62%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Strategic Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2018:

% of Net Assets
Exchange Traded Funds	80.2%
Other Assets less Liabilities, Net	19.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

	One	Five	Inception** -
	Year	Year	June 30, 2018
PSI Tactical Growth Fund – Class A	7.43%	1.68%	2.39%
PSI Tactical Growth Fund – Class A with load	1.22%	0.48%	1.63%
S&P 500 Total Return Index ***	14.37%	13.42%	15.04%
BarclayHedge Global Macro Index ****	3.15%	2.83%	2.75%
HFRI Macro: Systematic Diversified Index ^	0.34%	0.86%	0.68%(1)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.63%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

^	The HFRI Macro: Systematic Diversified Index is an index of hedge funds using diversified strategies with investment processes typically as functions of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. Strategies typically employ quantitative process which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies. Although some strategies seek to employ counter trend models, strategies benefit most from an environment

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Tactical Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

characterized by persistent, discernable trending behavior. Systematic: Diversified strategies typically would expect to have no greater than 35% of portfolio in either dedicated currency or commodity exposures over a given market cycle. Investors cannot invest directly in an index.

(1)	The performance figure for The HFRI Macro: Systematic Diversified Index for the since inception period is calculated using August 31, 2010 in place of August 23, 2010 as the starting date from which performance is calculated because the index tracks hedge funds which value their underlying securities on a monthly basis.

Portfolio Composition as of June 30, 2018:

% of Net Assets
Exchange Traded Funds	70.0%
Mutual Fund	15.9%
Other Assets less Liabilities, Net	14.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Opportunistic Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmark:

	One	Inception** -
	Year	June 30, 2018
PSI Opportunistic Fund – Class A	(2.15)%	0.10%
PSI Opportunistic Fund – Class A with load	(7.74)%	(1.16)%
S&P 500 Total Return Index ***	14.37%	12.12%
Dow Jones Moderately Conservative US Portfolio Index ****	5.62%	5.77%
BarclayHedge Global Macro Index ^	3.15%	2.91%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Class A returns are calculated using the traded NAV on June 29, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 30, 2017 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.77%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The Dow Jones Moderately Conservative US Portfolio Index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. Investors cannot invest directly in an index.

^	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI Opportunistic Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2018:

% of Net Assets
Exchange Traded Funds	81.2%
Other Assets less Liabilities, Net	18.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

PSI All Asset Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 80.8%
	BOND FUNDS - 50.5%
28,307	PIMCO Enhanced Short Maturity Active ETF	$2,874,576
31,396	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	2,875,246
		5,749,822
	LARGE CAP GROWTH FUNDS - 30.3%
6,283	iShares Core S&P 500 ETF	1,715,573
59,138	ProShares Short S&P 500 ETF	1,734,517
		3,450,090

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,201,141)	9,199,912

	TOTAL INVESTMENTS - 80.8% (Cost - $9,201,141)	$9,199,912
	OTHER ASSETS LESS LIABILITIES - NET - 19.2%	2,188,766
	NET ASSETS - 100.0%	$11,388,678

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

PSI Total Return Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUND - 25.0%
	BOND FUND - 25.0%
32,000	PIMCO Enhanced Short Maturity Active ETF (Cost - $3,250,122)	$3,249,600

	MUTUAL FUNDS - 50.9%
	BOND FUNDS - 50.9%
180,000	BlackRock High Yield Portfolio - Institutional Class	1,369,800
195,500	Janus Henderson High-Yield Fund - Class I	1,601,145
159,000	Metropolitan West High Yield Bond Fund - Institutional Class	1,510,500
336,313	Virtus Seix High Income Fund - Class I	2,142,314
	TOTAL MUTUAL FUNDS (Cost - $6,691,732)	6,623,759

	TOTAL INVESTMENTS - 75.9% (Cost - $9,941,854)	$9,873,359
	OTHER ASSETS LESS LIABILITIES - NET - 24.1%	3,133,629
	NET ASSETS - 100.0%	$13,006,988

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

PSI Strategic Growth Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 80.2%
	BOND FUNDS - 49.6%
46,765	PIMCO Enhanced Short Maturity Active ETF	$4,748,986
51,870	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	4,750,254
		9,499,240
	LARGE CAP GROWTH FUNDS - 30.6%
27,096	ProShares Ultra S&P 500 ETF	3,015,514
60,923	Proshares UltraPro S&P 500 ETF	2,856,070
		5,871,584

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,429,135)	15,370,824

	TOTAL INVESTMENTS - 80.2% (Cost - $15,429,135)	$15,370,824
	OTHER ASSETS LESS LIABILITIES - NET - 19.8%	3,792,971
	NET ASSETS - 100.0%	$19,163,795

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

PSI Tactical Growth Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 70.0%
	BOND FUNDS - 32.4%
22,501	iShares 20+ Year Treasury Bond ETF	$2,738,822
76,052	SPDR Bloomberg Barclays High Yield Bond ETF	2,698,325
		5,437,147
	LARGE CAP GROWTH FUNDS - 8.3%
8,810	Invesco S&P 500 High Dividend Low Volatility ETF	361,562
5,626	ProShares S&P 500 Dividend Aristocrats ETF	350,725
19,750	ProShares UltraShort Dow30 ETF	678,412
		1,390,699
	SPECIALTY FUNDS - 29.3%
4,053	Invesco S&P 500 Equal Weight Utilities ETF	345,640
3,473	SPDR Consumer Discretionary Select Sector ETF	379,599
5,191	SPDR Energy Select Sector ETF	394,204
4,311	SPDR Health Care Select Sector ETF	359,796
31,716	SPDR S&P Oil & Gas Exploration & Production ETF	1,365,691
62,100	VanEck Vectors Gold Miners ETF	1,385,451
2,565	Vanguard Consumer Staples ETF	344,403
4,153	Vanguard Telecommunication Services ETF	352,673
		4,927,457

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,574,278)	11,755,303

	MUTUAL FUND - 15.9%
201,000	KCM Macro Trends Fund - Class R-1 (Cost - $2,436,964)	2,665,260

	TOTAL INVESTMENTS - 85.9% (Cost - $14,011,242)	$14,420,563
	OTHER ASSETS LESS LIABILITIES - NET - 14.1%	2,364,051
	NET ASSETS - 100.0%	$16,784,614

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

PSI Opportunistic Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 81.2%
	BOND FUNDS - 20.1%
468	iShares 20+ Year Treasury Bond ETF	$56,965
614	iShares Core U.S. Aggregate Bond ETF	65,280
5,858	PIMCO Enhanced Short Maturity Active ETF	594,880
1,606	SPDR Bloomberg Barclays High Yield Bond ETF	56,981
		774,106
	LARGE CAP GROWTH FUNDS - 14.0%
516	iShares S&P 500 Value ETF	56,827
2,155	ProShares Ultra S&P 500 ETF	239,830
2,610	SPDR S&P 500 Dividend ETF	241,947
		538,604
	SMALL CAP GROWTH FUND - 7.5%
3,623	ProShares Ultra Russell2000 ETF	288,210

	SPECIALTY FUNDS - 39.6%
1,816	iShares Select Dividend ETF	177,496
15,580	ProShares Ultra QQQ ETF *	1,347,047
		1,524,543

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,154,241)	3,125,463

	TOTAL INVESTMENTS - 81.2% (Cost - $3,154,241)	$3,125,463
	OTHER ASSETS LESS LIABILITIES - NET - 18.8%	723,936
	NET ASSETS - 100.0%	$3,849,399

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Opportunistic
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$9,201,141	$9,941,854	$15,429,135	$14,011,242	$3,154,241
At value	$9,199,912	$9,873,359	$15,370,824	$14,420,563	$3,125,463
Cash & Cash Equivalents	1,235,242	492,628	4,258,659	1,046,230	803,117
Receivable for securities sold	11,737,362	5,867,861	16,782,972	4,787,859	1,305,438
Receivable for Fund shares sold	741	3,001	10,144	2,931	851
Dividends and interest receivable	7,686	51,091	2,089	20,089	1,317
Due from advisor	—	1,255	—	—	13,435
Prepaid expenses and other assets	16,891	15,291	16,351	14,221	9,840
TOTAL ASSETS	22,197,834	16,304,486	36,441,039	20,291,893	5,259,461

LIABILITIES
Payable for securities purchased	10,731,672	3,250,122	17,093,773	3,402,344	1,360,620
Payable for Fund shares redeemed	31,531	2,983	123,293	59,649	16,082
Investment advisory fees payable	1,644	—	10,229	4,978	—
Payable to related parties	14,921	16,254	14,890	14,115	11,677
Distribution (12b-1) fees payable	2,458	2,718	4,095	3,495	851
Shareholder service fees payable	3,277	3,586	8,476	2,170	1,278
Accrued expenses and other liabilities	23,653	21,835	22,488	20,528	19,554
TOTAL LIABILITIES	10,809,156	3,297,498	17,277,244	3,507,279	1,410,062
NET ASSETS	$11,388,678	$13,006,988	$19,163,795	$16,784,614	$3,849,399

Net Assets Consist Of:
Paid in capital
($0 par value, unlimited shares authorized)	$17,578,169	$19,715,244	$21,718,160	$16,433,635	$4,043,648
Accumulated undistributed net investment income (loss)	(69,974)	351,840	(126,109)	—	—
Accumulated undistributed net realized loss from security transactions	(6,118,288)	(6,991,601)	(2,369,945)	(58,342)	(165,471)
Net unrealized appreciation (depreciation) of investments	(1,229)	(68,495)	(58,311)	409,321	(28,778)
NET ASSETS	$11,388,678	$13,006,988	$19,163,795	$16,784,614	$3,849,399

Net Asset Value Per Share:
Class A Shares:
Net Assets	$11,388,678	$13,006,988	$19,163,795	$16,784,614	$3,849,399
Shares of beneficial interest outstanding	1,368,307	1,607,738	2,033,445	1,680,395	403,917
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share (a)	$8.32 (b)	$8.09	$9.42	$9.99	$9.53 (b)
Maximum offering price per share (maximum sales charges of 5.75%)	$8.83	$8.58	$9.99	$10.60	$10.11

(a)	Redemptions of shares held less than 30 days prior to June 5, 2018 may be assessed a redemption fee of 2.00%.

(b)	The NAV and maximum offering price per share shown above differ from the traded NAV on June 29, 2018 due to financial statement rounding and/or financial statement adjustments in accordance with GAAP.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	PSI	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth	Opportunistic
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$131,386	$666,868	$145,679	$648,856	$46,488
Interest	19,837	11,097	22,678	8,770	5,319
TOTAL INVESTMENT INCOME	151,223	677,965	168,357	657,626	51,807
EXPENSES
Investment advisory fees	187,880	167,781	216,359	178,400	57,366
Administrative services fees	47,966	49,739	43,313	47,828	23,829
Distribution (12b-1) fees	46,970	46,606	54,090	44,600	14,342
Shareholder service fees	26,111	28,079	32,033	27,125	261
Accounting services fees	25,253	26,175	29,274	25,416	25,239
Registration fees	23,044	22,213	22,554	25,583	21,329
Transfer agent fees	20,759	20,939	20,554	20,087	19,805
Audit fees	15,135	22,196	12,009	17,531	9,685
Legal fees	11,962	14,642	12,654	13,946	17,365
Trustees’ fees	11,304	12,784	15,408	13,582	12,852
Compliance officer fees	8,434	9,008	7,739	7,970	7,580
Printing expenses	5,226	3,164	3,165	2,831	623
Custodian fees	5,001	6,325	5,001	5,000	6,019
Other expenses	3,308	3,408	2,713	2,726	1,977
TOTAL EXPENSES	438,353	433,059	476,866	432,625	218,272
Less: Fees waived by Advisor	(82,053)	(107,527)	(65,872)	(93,753)	(109,614)
NET EXPENSES	356,300	325,532	410,994	338,872	108,658
NET INVESTMENT INCOME (LOSS)	(205,077)	352,433	(242,637)	318,754	(56,851)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(172,440)	(738,075)	(1,725,339)	664,210	(144,915)
Distributions of realized gains by underlying investment companies	484	2,193	262	92,248	5,986
Net change in unrealized appreciation (depreciation) on investments	23,948	(173,794)	(131,836)	240,487	104,046
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(148,008)	(909,676)	(1,856,913)	996,945	(34,883)
NET INCREASE (DECREASE) IN NET ASSETS	$(353,085)	$(557,243)	$(2,099,550)	$1,315,699	$(91,734)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment income (loss)	$(205,077)	$(262,575)	$352,433	$618,932
Net realized gain (loss) from security transactions	(172,440)	2,515,867	(738,075)	(233,464)
Distributions of realized gains by underlying investment companies	484	—	2,193	—
Net change in unrealized appreciation (depreciation) on investments	23,948	(34,727)	(173,794)	(97,888)
Net increase (decrease) in net operations	(353,085)	2,218,565	(557,243)	287,580

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(619,171)	(188,254)
Net decrease in net assets from distributions to shareholders	—	—	(619,171)	(188,254)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,452,775	8,793,971	1,403,587	9,793,306
Net asset value of shares issued in reinvestment of distributions	—	—	589,866	181,094
Redemption fee proceeds	16	202	—	250
Payments for shares redeemed	(17,008,383)	(13,716,941)	(15,613,936)	(15,140,599)
Net decrease in net assets from shares of beneficial interest	(12,555,592)	(4,922,768)	(13,620,483)	(5,165,949)

TOTAL DECREASE IN NET ASSETS	(12,908,677)	(2,704,203)	(14,796,897)	(5,066,623)

NET ASSETS
Beginning of Year	24,297,355	27,001,558	27,803,885	32,870,508
End of Year *	$11,388,678	$24,297,355	$13,006,988	$27,803,885
* Includes accumulated/undistributed net investment income (loss) of:	$(69,974)	$(109,975)	$351,840	$618,578

SHARE ACTIVITY
Class A:
Shares Sold	513,415	1,083,677	166,230	1,123,244
Shares Reinvested	—	—	70,897	21,406
Shares Redeemed	(1,953,667)	(1,675,394)	(1,830,049)	(1,749,954)
Net decrease in shares of beneficial interest outstanding	(1,440,252)	(591,717)	(1,592,922)	(605,304)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment income (loss)	$(242,637)	$(282,388)	$318,754	$(9,903)
Net realized gain (loss) from security transactions	(1,725,339)	2,430,973	664,210	439,276
Distributions of realized gains by underlying investment companies	262	—	92,248	101,158
Net change in unrealized appreciation (depreciation) on investments	(131,836)	290,115	240,487	507
Net increase (decrease) in net assets resulting from operations	(2,099,550)	2,438,700	1,315,699	531,038

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,855)	—	(309,131)	—
From net realized gains	(215,790)	(155,912)	—	—
Net decrease in net assets from distributions to shareholders	(225,645)	(155,912)	(309,131)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,799,839	3,720,331	924,451	3,237,284
Net asset value of shares issued in reinvestment of distributions	224,458	155,200	306,657	—
Redemption fee proceeds	58	1,213	—	152
Payments for shares redeemed	(4,517,913)	(15,345,770)	(3,946,387)	(9,529,069)
Net increase (decrease) in net assets from shares of beneficial interest	506,442	(11,469,026)	(2,715,279)	(6,291,633)

TOTAL DECREASE IN NET ASSETS	(1,818,753)	(9,186,238)	(1,708,711)	(5,760,595)

NET ASSETS
Beginning of Year	20,982,548	30,168,786	18,493,325	24,253,920
End of Year *	$19,163,795	$20,982,548	$16,784,614	$18,493,325
* Includes accumulated undistributed net investment loss of:	$(126,109)	$(132,590)	$—	$(50,118)

SHARE ACTIVITY
Class A:
Shares Sold	445,485	385,331	94,295	346,427
Shares Reinvested	19,741	15,967	30,666	—
Shares Redeemed	(432,479)	(1,599,969)	(400,112)	(1,029,464)
Net increase (decrease) in shares of beneficial interest outstanding	32,747	(1,198,671)	(275,151)	(683,037)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment loss	$(56,851)	$(142,093)
Net realized gain (loss) from security transactions	(144,915)	423,677
Distributions of realized gains by underlying investment companies	5,986	885
Net change in unrealized appreciation (depreciation) on investments	104,046	(631,983)
Net decrease in net assets resulting from operations	(91,734)	(349,514)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(499,581)
Net decrease in net assets from distributions to shareholders	—	(499,581)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	3,491,441	2,132,216
Net asset value of shares issued in reinvestment	—	470,722
Redemption fee proceeds	69	32
Payments for shares redeemed	(9,656,234)	(10,633,398)
Net decrease in net assets from shares of beneficial interest	(6,164,724)	(8,030,428)

TOTAL DECREASE IN NET ASSETS	(6,256,458)	(8,879,523)

NET ASSETS
Beginning of Year	10,105,857	18,985,380
End of Year *	$3,849,399	$10,105,857
* Includes accumulated undistributed net investment loss of:	$—	$(82,918)

SHARE ACTIVITY
Class A:
Shares Sold	346,897	213,049
Shares Reinvested	—	49,394
Shares Redeemed	(979,316)	(1,056,223)
Net decrease in shares of beneficial interest outstanding	(632,419)	(793,780)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI All Asset Fund

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$8.65		$7.94	$8.22	$8.68	$8.61
Activity from investment operations:
Net investment loss (1)	(0.09)		(0.08)	(0.10)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.24	) (2)	0.79	(0.18)	(0.41)	0.08
Total from investment operations	(0.33)		0.71	(0.28)	(0.46)	0.07
Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$8.32		$8.65	$7.94	$8.22	$8.68
Total return (4)	(3.82)%		8.94%	(3.41)%	(5.30)%	0.81%
Net assets, end of year (000’s)	$11,389		$24,297	$27,002	$11,037	$26,447
Ratio of gross expenses to average net assets (5)	2.34%		2.15%	1.98%	2.30%	1.95%
Ratio of net expenses to average net assets (5)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (5)	(1.09)%		(1.02)%	(1.36)%	(0.65)%	(0.12)%
Portfolio Turnover Rate	6897%		7042%	7886%	4583%	3987%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return represents aggregate total return based on Net Asset Value. Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Total Return Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$8.69	$8.64	$8.66	$9.62	$9.43
Activity from investment operations:
Net investment income (1)	0.16	0.17	0.10	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.48)	(0.07)	0.04	(0.78)	0.24
Total from investment operations	(0.32)	0.10	0.14	(0.75)	0.28
Paid-in-Capital from redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.28)	(0.05)	(0.16)	(0.21)	—
Net realized gains	—	—	—	—	(0.09)
Total distributions	(0.28)	(0.05)	(0.16)	(0.21)	(0.09)
Net asset value, end of year	$8.09	$8.69	$8.64	$8.66	$9.62
Total return (3)	(3.73)%	1.21%	1.69%	(7.82)%	3.04%
Net assets, end of year (000’s)	$13,007	$27,804	$32,871	$16,045	$32,879
Ratio of gross expenses to average net assets (4)	2.33%	1.85%	2.33%	1.96%	1.75%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (4)	1.89%	1.95%	1.13%	0.30%	0.39%
Portfolio Turnover Rate	862%	1035%	1711%	1944%	2108%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Strategic Growth Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$10.49	$9.43	$10.19	$10.71	$10.15
Activity from investment operations:
Net investment loss (1)	(0.13)	(0.12)	(0.15)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.83)	1.25	(0.50)	(0.28)	0.74
Total from investment operations	(0.96)	1.13	(0.65)	(0.39)	0.65
Paid-in-Capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	0.00 (2)	—	—	—	(0.01)
Net realized gains	(0.11)	(0.07)	(0.11)	(0.13)	(0.08)
Total distributions	(0.11)	(0.07)	(0.11)	(0.13)	(0.09)
Net asset value, end of year	$9.42	$10.49	$9.43	$10.19	$10.71
Total return (3)	(9.33)%	12.03%	(6.45)%	(3.68)%	6.53%
Net assets, end of year (000’s)	$19,164	$20,983	$30,169	$29,355	$19,481
Ratio of gross expenses to average net assets (4)	2.20%	2.21%	1.98%	2.08%	2.45%
Ratio of net expenses to average net assets (4)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(1.12)%	(1.24)%	(1.49)%	(0.93)%	(0.92)%
Portfolio Turnover Rate	6067%	5910%	5232%	3517%	4725%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	PSI Tactical Growth Fund

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Class A Shares	June 30, 2018	June 30, 2017		June 30, 2016	June 30, 2015	June 30, 2014

Net asset value, beginning of year	$9.46	$9.19		$10.17	$10.67	$10.47
Activity from investment operations:
Net investment income (loss) (1)	0.18	(0.00	) (2)	(0.05)	0.00 (2)	(0.08)
Net realized and unrealized gain (loss) on investments	0.52	0.27		(0.89)	(0.09)	1.02
Total from investment operations	0.70	0.27		(0.94)	(0.09)	0.94
Paid-in-Capital from redemption fees	—	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.17)	—		(0.04)	(0.02)	—
Net realized gains	—	—		—	(0.39)	(0.74)
Total distributions	(0.17)	—		(0.04)	(0.41)	(0.74)
Net asset value, end of year	$9.99	$9.46		$9.19	$10.17	$10.67
Total return (3)	7.43%	2.94%		(9.20)%	(0.81)%	9.11%
Net assets, end of year (000’s)	$16,785	$18,493		$24,254	$12,640	$21,890
Ratio of gross expenses to average net assets (4)	2.43%	2.10%		2.48%	2.42%	2.08%
Ratio of net expenses to average net assets (4)	1.90%	1.90%		1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	1.79%	(0.05)%		(0.57)%	(0.04)%	(0.79)%
Portfolio Turnover Rate	5702%	5656%		5609%	5473%	1927%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Opportunistic Fund

	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
Class A Shares	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015		June 30, 2014 (1)

Net asset value, beginning of period	$9.75		$10.37	$9.25	$10.14		$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)		(0.11)	(0.14)	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.12	) (3)	(0.10)	1.26	(0.70)		0.20
Total from investment operations	(0.22)		(0.21)	1.12	(0.79)		0.14
Paid-in-Capital from redemption fees	0.00	(4)	0.00 (4)	0.00 (4)	0.00	(4)	0.00	(4)
Less distributions from:
Net realized gains	—		(0.41)	—	(0.10)		—
Net asset value, end of period	$9.53		$9.75	$10.37	$9.25		$10.14
Total return (5)	(2.26)%		(1.93)%	12.11%	(7.91)%		1.40	% (6)
Net assets, end of period (000’s)	$3,849		$10,106	$18,985	$21,968		$38,120
Ratio of gross expenses to average net assets (7)	3.82%		2.53%	2.00%	1.61%		2.11	% (8)
Ratio of net expenses to average net assets (7)	1.90%		1.90%	1.90%	1.76	% (9)	1.90	% (8)
Ratio of net investment loss to average net assets (7)	(0.99)%		(1.13)%	(1.47)%	(0.93)%		(0.89	)% (8)
Portfolio Turnover Rate	2785%		1576%	1762%	1455%		1038	% (6)

(1)	The PSI Opportunistic Fund’s (formerly the PSI Calendar Effects Fund) inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(4)	Amount represents less than $0.01 per share.

(5)	Total return represents aggregate total return based on Net Asset Value. Total returns shown exclude the effect of applicable sales loads/redemption fees.

(6)	Not annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Annualized.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimursed fees from prior periods.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Opportunistic Fund (“OF”) (formerly known as the PSI Calendar Effects Fund) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The AAF, TRF, SGF, TGF, and OF are diversified funds. AAF seeks positive absolute returns with less volatility. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. OF seeks growth of capital using an active risk-managed approach to investing.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,199,912	$—	$—	$9,199,912
Total	$9,199,912	$—	$—	$9,199,912

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$3,249,600	$—	$—	$3,249,600
Mutual Funds	6,623,759	—	—	6,623,759
Total	$9,873,359	$—	$—	$9,873,359

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,370,824	$—	$—	$15,370,824
Total	$15,370,824	$—	$—	$15,370,824

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,755,303	$—	$—	$11,755,303
Mutual Fund	2,665,260	—	—	2,665,260
Total	$14,420,563	$—	$—	$14,420,563

PSI Opportunistic Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,125,463	$—	$—	$3,125,463
Total	$3,125,463	$—	$—	$3,125,463

The Funds did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015 through 2017, or expected to be taken in the Funds’ June 30, 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended June 30, 2018, the Funds did not have any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of June 30, 2018, AAF, TRF, SGF, TGF and OF held $1,235,242, $492,628, $4,258,659, 1,046,230, and $803,117, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

PSI All Asset Fund	$1,021,334,929	$1,031,325,921
PSI Total Return Fund	142,121,958	151,166,396
PSI Strategic Growth Fund	1,014,261,609	1,012,750,797
PSI Tactical Growth Fund	898,194,059	901,554,555
PSI Opportunistic Fund	136,917,125	143,132,962

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2018, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

			Gross	Net Unrealized
		Gross Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI All Asset Fund	$9,205,971	$4,814	$(10,873)	$(6,059)
PSI Total Return Fund	9,941,854	—	(68,495)	(68,495)
PSI Strategic Growth Fund	15,441,967	11,722	(82,865)	(71,143)
PSI Tactical Growth Fund	14,073,769	435,666	(88,872)	346,794
PSI Opportunistic Fund	3,194,897	—	(69,434)	(69,434)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF, TGF and OF and 0.90% of TRF’s average daily net assets.

During the year ended June 30, 2018, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI All Asset Fund	$187,880
PSI Total Return Fund	167,781
PSI Strategic Growth Fund	216,359
PSI Tactical Growth Fund	178,400
PSI Opportunistic Fund	57,366

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2018 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Advisor), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF, TGF and OF; and 1.75% per annum for the TRF.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

During the year ended June 30, 2018, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI All Asset Fund	$82,053
PSI Total Return Fund	107,527
PSI Strategic Growth Fund	65,872
PSI Tactical Growth Fund	93,753
PSI Opportunistic Fund	109,614

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2018 will expire on June 30 of the following years:

Fund	June 30, 2019	June 30, 2020	June 30, 2021
PSI All Asset Fund	$20,920	$64,193	$82,053
PSI Total Return Fund	89,800	32,221	107,527
PSI Strategic Growth Fund	24,295	70,202	65,872
PSI Tactical Growth Fund	84,410	43,237	93,753
PSI Opportunistic Fund	22,077	78,536	109,614

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provide that a monthly service fee is calculated by AAF, SGF, TGF, TRF and OF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2018, AAF, TRF, SGF, TGF and OF were charged $46,970, $46,606, $54,090, $44,600 and $14,342, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2018, the Distributor received $1,285 for TRF in underwriting commissions for sales of Class A shares, of which $160 was retained by the principal underwriter or other affiliated broker-dealers. AAF, SGF, TGF and OF did not incur any underwriting commissions.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended June 30, 2018, AAF, SGF, and OF incurred redemption fees in the amount of $16, $58 and $69, respectively. TR and TGF did not assess any redemption fees. Effective June 5, 2018, the Fund removed the redemption fee.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The PSI All Asset Fund currently seeks to achieve its investment objective by investing a portion of its assets in PIMCO Enhanced Short Maturity Active ETF and the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF. The PSI Total Return Fund currently seeks to achieve its investment objective by investing a portion of its assets in PIMCO Enhanced Short Maturity Active ETF. The PSI Opportunistic Fund currently seeks to achieve its investment objective by investing a portion of its assets in ProShares Ultra QQQ ETF. The ETF’s are registered open-end investment companies incorporated in the USA. The funds may redeem their investment from the open-end investment companies at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds will be directly affected by the performance of the above listed open-end investment companies. The Annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at ‘www.sec.gov’ or on the websites “www.pimcoetfs.com”, “www.spdrs.com” and “www.proshares.com”. As of June 30, 2018, the percentage of PSI All Asset Fund net assets invested in the PIMCO Enhanced Short Maturity Active ETF and SPDR Bloomberg Barclays 1-3 Month T-Bill ETF were 25.2% and 25.2%, respectively. As of June 30, 2018, the percentage of PSI Total Return Fund net assets invested in the PIMCO Enhanced Short Maturity Active ETF was 25.0%. As of June 30, 2018 the percentage of PSI Opportunistic Fund net assets invested in Proshares Ultra QQQ ETF was 35.0%.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2018, Ameritrade Inc. held 41.32% and 39.40% in TRF and OF, respectively, while E*TRADE Savings Bank held 26.84%, 70.32% and 70.10% in TRF, AAF and TGF, respectively, and Matrix Trust Company held 77.34% in SGF, of the voting securities. The Trust has no knowledge as to whether all or any portion of shares owned of record by Ameritrade, E*TRADE Savings Bank and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the Funds.

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2018 and June 30, 2017 was as follows:

	For the year ended June 30, 2018

	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Total Return Fund	$619,171	$—	$619,171
PSI Strategic Growth Fund	225,645	—	225,645
PSI Tactical Growth Fund	290,458	18,673	309,131

	For the year ended June 30, 2017

	Ordinary
	Income	Total
PSI Total Return Fund	$188,254	$188,254
PSI Strategic Growth Fund	155,912	155,912
PSI Opportunistic Fund	499,581	499,581

As of June 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(744,246)	$(5,439,186)	$(6,059)	$(6,189,491)
PSI Total Return Fund	351,840	—	(690,472)	(6,301,129)	(68,495)	(6,708,256)
PSI Strategic Growth Fund	—	—	(2,483,222)	—	(71,143)	(2,554,365)
PSI Tactical Growth Fund	—	4,185	—	—	346,794	350,979
PSI Opportunistic Fund	—	—	(46,915)	(77,900)	(69,434)	(194,249)

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses
PSI All Asset Fund	$69,974
PSI Strategic Growth Fund	126,109

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI All Asset Fund	$674,272
PSI Total Return Fund	690,472
PSI Strategic Growth Fund	2,357,113
PSI Opportunistic Fund	46,915

At June 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$5,399,470	$39,716	$5,439,186	$459,828
PSI Total Return Fund	4,794,112	1,507,017	6,301,129	—
PSI Strategic Growth Fund	—	—	—	260,523
PSI Tactical Growth Fund	—	—	—	541,204
PSI Opportunistic Fund	77,900	—	77,900	—

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for partnerships, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2018 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
PSI All Asset Fund	$(245,418)	$245,078	$340
PSI Strategic Growth Fund	(210,066)	258,973	(48,907)
PSI Tactical Growth Fund	—	40,495	(40,495)
PSI Opportunistic Fund	(139,769)	139,769	—

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

The Board has determined based on the recommendation of the PSI Opportunistic Fund’s Adviser that with respect to the PSI Opportunistic Fund, that it is in the best interests of the PSI Opportunistic Fund and its shareholders that the PSI Opportunistic Fund cease operations. The Board has determined to close the PSI Opportunistic Fund and redeem all outstanding shares on September 27, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Opportunistic Fund (formerly known as PSI Calendar Effects Fund) and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PSI All Asset Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Opportunistic Fund (formerly known as PSI Calendar Effects Fund) (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 29, 2018

EXPENSE EXAMPLES (Unaudited)
June 30, 2018

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Opportunistic Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
PSI All Asset Fund	$1,000.00	$941.00	$9.14	1.90%
PSI Total Return Fund	$1,000.00	$970.00	$8.55	1.75%
PSI Strategic Growth Fund	$1,000.00	$827.80	$8.61	1.90%
PSI Tactical Growth Fund	$1,000.00	$998.00	$9.41	1.90%
PSI Opportunistic Fund	$1,000.00	$943.60	$9.16	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
PSI All Asset Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Total Return Fund	$1,000.00	$1,016.12	$8.75	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Opportunistic Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

PSI All Asset Fund, PSI Opportunistic Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund (Adviser – Portfolio Strategies, Inc.)*

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“Adviser”) and the Trust, with respect to the PSI All Asset Fund, PSI Opportunistic Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund (referred to as the PSI All Asset, PSI Opportunistic, PSI Strategic, PSI Tactical and PSI Total or the “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1982, had assets under management of approximately $181 million and offered an array of investment management services. They considered the backgrounds of the key investment personnel, noting their educational backgrounds and that the team had considerable financial industry experience. They considered the adviser’s investment process for each PSI Fund, noting that it used data analysis from several research firms to determine appropriate investment style and positions for each PSI Fund. They also considered the adviser’s risk management process, noting that it utilized a blend of active and tactical allocation, inverse bond positions, mean reversion, trend and quantitative analysis. They noted the adviser monitored compliance with each PSI Fund’s investment limitations by reviewing internal position reports alongside administrator and custodian bank reports. They considered the adviser’s broker selection process, noting that the adviser maintained an approved broker list created through analysis of data including execution, commissions, research and broker service, and that the analysis was conducted by the adviser’s brokerage committee. They noted that the adviser reported no material compliance or litigation issues since the firm’s previous advisory contract renewal. The Trustees considered that the adviser had a seasoned investment team with a conservative risk management style focused on minimizing volatility and capital preservation. The Trustees further noted that the adviser appeared to have remained consistent with its conservative investment philosophy.

Performance.

PSI All Asset. The Trustees considered the Fund’s objective and discussed the Fund’s strategy. They observed that over the 1-year, 3-year, 5-year, and since inception time periods, the Fund underperformed its Morningstar category median and Broadridge peer group median. They further noted that the Fund had outperformed its benchmark over the 1-year and 3-year periods. They reasoned that Fund’s recent performance had improved due in part to increased market volatility which resulted in stronger returns and an improved Sharpe ratio. The Trustees

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

concluded that the adviser should be retained and evaluated to see if the recent positive performance will continue over a longer period.

PSI Opportunistic. The Trustees reviewed the Fund’s performance and considered the Fund’s objective, noting that that the Fund changed investment strategy in October 2017. They considered that the Fund underperformed its benchmark, Morningstar category, and Broadridge peer group for the 1-year, 3-year, and since inception periods. They observed that the Fund’s 1-year period returns demonstrated a positive performance of 7.44% as compared to its benchmark’s return of 9.55%. They noted that this was a significant increase in the Fund’s performance since adopting the investment strategy, and the strategy changes appeared to be working as expected.

PSI Strategic. The Trustees evaluated the performance of PSI Strategic. They considered the Fund’s objective and strategy. They observed that while the Fund underperformed its Broadridge peer group median, and Morningstar category median over the 5-year and since inception periods it consistently outperformed its benchmark. They further observed that the Fund outperformed its peer group median, and Morningstar category median over the 1-year and 3-year time periods. The Trustees concluded that since the adviser changed its research provider and investment strategy with respect to the Fund, it had produced category and peer leading return.

PSI Tactical. The Trustees reviewed the performance of PSI Tactical, noting its objective and strategy. They also noted that the Fund had underperformed its Morningstar category median and Broadridge peer group median over the 3-year, 5-year, and since inception time periods presented. They further noted the Fund outperformed all comparable metrics over the 1-year period. The Trustees concluded that since the adviser changed its research provider and investment strategy with respect to the Fund, it had produced strong returns.

PSI Total. The Trustees evaluated the performance of PSI Total, noting the Fund’s objective and discussing the strategy used to implement that objective. They noted that the Fund underperformed its benchmark, Broadridge peer group median and category median over all time periods presented. They further observed that the Fund had a relatively unfavorable standard deviation and Sharpe ratio over each period. They considered that the tactical nature of the Fund may have contributed to the Fund’s relatively adverse performance. They agreed to re-examine the Fund’s performance in six months.

Fees and Expenses.

PSI All Asset. The Trustees evaluated the advisory fee of the Fund, noting that the advisory fee of 1.00% was higher than the Broadridge peer group median and average, within the range of the peer group, and lower than the Morningstar category median and average. They further noted that the Fund’s net expense ratio was higher than both the peer group median and average and Morningstar category median and average, but within the ranges of both comparison groups. They considered the tactical nature of the strategy, and they also noted that the adviser had an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Opportunistic. The Trustees noted the Fund’s advisory fee of 1.00% was equal to the Broadridge peer group and Morningstar category medians, and only marginally higher than both comparable averages. They observed that the Fund’s net expense ratio was higher than the peer group median and average and its Morningstar category median and average, but within the ranges of both comparison groups. They considered that the adviser employed a tactical

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

discipline with respect to the Fund. After discussion, and after considering the expense limitation agreement in place with respect to the Fund, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Strategic. The Trustees evaluated the Fund’s advisory fee, noting that the Fund’s advisory fee of 1.00% was equal to the Broadridge peer group median and lower than its average as well as being lower than both its Morningstar category median and average. They observed that the Fund’s net expense ratio was higher than the peer group median and average and category median and average, but within the ranges of both comparison groups. They discussed the tactical nature of the adviser’s discipline with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Tactical. The Trustees considered the Fund’s advisory fee of 1.00%. They observed that the fee was the equal to the Broadridge peer group median and higher than its average as well as being marginally higher than the Morningstar category median. They observed that the Fund’s net expense ratio was higher than the peer group median and average and category median and average, but within the ranges of its peer group. They considered that the adviser employed a tactical discipline with respect to the Fund and that there was an expense limitation agreement in place with respect to the Fund. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

PSI Total. The Trustees noted the Fund’s advisory fee of 0.90% was lower than both the Broadridge peer group median and average but was higher than its Morningstar category median and average but well within the range of the category. They discussed the Fund’s net expense ratio, which was higher than the peer group median and average and category median and average, but within the ranges of its peer group. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be reached with respect to the advisory services provided to each Fund. They noted that the adviser had indicated its willingness to discuss the matter of breakpoints with the Trustees as each Fund grew, and anticipated realizing economies of scale once each Fund reached significantly greater assets. The Trustees further noted that based on projected assets of each Fund as reported by the adviser, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the expense limitation agreements and the adviser’s willingness to consider breakpoints as each Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for each of the Funds. They noted that the adviser reported that it realized a loss with respect to PSI Opportunistic, and a reasonable profit with respect to PSI Tactical, PSI Total, PSI Strategic, and PSI All Asset. Based on the information presented, the Trustees concluded that the adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of PSI All Asset, PSI Total, PSI Strategic, PSI Tactical and PSI Opportunistic.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010- 2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/18 – NLFT_v1

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
1724 W Union Avenue, Suite 200
Tacoma, WA 98405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark

H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $65,000

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2018 - None

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/30/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/30/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 8/30/18